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EXHIBIT 99

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the accompanying quarterly report on Form 10-Q of Entertainment Properties Trust (the "Issuer") for the quarter ended March 31, 2003, I, David M. Brain, President and Chief Executive Officer of the Issuer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1) such quarterly report on Form 10-Q of the Issuer for the quarter ended March 31, 2003, fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

        (2) the information contained in such quarterly report on Form 10-Q of the Issuer for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Issuer for and as of the end of such quarter.

                                          /s/ David M. Brain
                                          -----------------------------
                                          David M. Brain
                                          President and Chief Executive Officer

Date:  May 8, 2003



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the accompanying quarterly report on Form 10-Q of Entertainment Properties Trust (the "Issuer") for the quarter ended March 31, 2003, I, Fred L. Kennon, Vice President and Chief Financial Officer of the Issuer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1) such quarterly report on Form 10-Q of the Issuer for the quarter ended March 31, 2003, fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

        (2) the information contained in such quarterly report on Form 10-Q of the Issuer for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Issuer for and as of the end of such quarter.

                                  /s/ Fred L. Kennon
                                  ---------------------------------------
                                  Fred L. Kennon
                                  Vice President and Chief Financial Officer,


Date:  May 8, 2003


A signed original of this written statement required by Section 906 has been provided to Entertainment Properties Trust and will be retained by Entertainment Properties Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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